EXHIBIT # 99.2

                        CERTIFICATION OF PERIODIC REPORT

I, A.A. McLean III, of World Acceptance Corporation, certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that (to my knowledge):

(3) the Quarterly Report on form 10-Q of the Company for the quarter ended June 30, 2002, (the "Report") fully complies with the requirements of
       Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   August 13, 2002


                                                /s/ A. A. McLean III
                                                -------------------------------
                                                A.A. McLean III
                                                Executive Vice President and CFO

                                       19